SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 18, 2005

            TRANSTECH INDUSTRIES, INC.
(Exact name of registrant as specified in charter)


   Delaware                0-6512                22-1777533
(State or other          (Commission          (IRS. Employer
jurisdiction of          File Number)         Identification No.)
incorporation)

  200 Centennial Ave., Piscataway, N.J.                 08854
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (732)981-0777

(Former name or former address, if changed
since last report.)                                Not applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act.

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


                                             Page 1 of 4 pages

Item 8.01.  OTHER EVENTS.

Press Release

      The following is the text of the press release dated April 18, 2005 reporting Transtech Industries, Inc.'s results of operations for the year ended December 31, 2004.

           TRANSTECH INDUSTRIES, INC. REPORTS RESULTS
              FOR THE YEAR ENDED DECEMBER 31, 2004

     PISCATAWAY, N.J., April 18, 2005 - Robert V. Silva, President and Chief Executive Officer of Transtech Industries, Inc. (OTC BULLETIN BOARD:TRTI) announced the results of operations for the year ended December 31, 2004. The Company's subsidiaries perform environmental services and generate electricity utilizing methane gas as fuel.

     Gross revenues of the environmental services segment for the year ended December 31, 2004 were $962,000 versus $961,000 for 2003. Revenues for the electricity generation segment for the period in 2004 were $359,000 compared to $228,000 in 2003. Net consolidated revenues (after the elimination of inter-company environmental services revenues) for the years ended December 31, 2004 and 2003 were $359,000 and $298,000, respectively.

     The cost of operations for the years ended December 31, 2004 and 2003 were $1,720,000 and $1,642,000, respectively. The net increase in expenses was primarily due to personnel related expenses.

     Other income for the year ended December 31, 2004 was $2,276,000 versus an expense of $173,000 reported for 2003. The increase in income in 2004 was primarily due to a $2,332,000 gain from a reduction in federal income taxes and interest payable as a result of the IRS acceptance of the Company's Offer in Compromise. The gain is not subject to income tax.

     An income tax benefit of $418,000 and $522,000 was recognized for the years ended December 31, 2004 and 2003, respectively.

     Net income for the year ended December 31, 2004 was $1,333,000 or $.45 per share versus a net loss of $(995,000) or $(.33) per share for 2003.

     The Company previously announced the settlement of three significant matters during 2004. During February 2004 the Company reached settlement with the United States Environmental Protection Agency ("EPA") of litigation regarding the Chemsol Superfund site. During July 2004 the Company's Offer in Compromise was accepted by the United States Internal Revenue Service ("IRS") that reduced the income taxes and interest due from past settlements of issues before the Tax Court. During December 2004 the Company reached settlement with EPA and others of litigation regarding the Kin-Buc Landfill. The Kin-Buc settlement is pending Court approval.

     During November 2004, EPA issued an Unilateral Administrative Order to the Company and certain other PRPs that seeks reimbursement of past costs and contribution to the continuing remediation of a site of past operations located in Carlstadt, NJ. The Company intends to comply with the Order, and is unable to reasonably estimate a range of its possible obligation given the current status of the proceedings.

     The Company continues to face significant potential cash requirements for litigation expenses, as well as ongoing administrative costs, and post-closure costs associated with sites of past operations. Although the Company continues to pursue the sale of property held for sale and claims against non-settling insurance carriers for recoveries of past remediation costs, no assurance can be given that the timing or amount of the proceeds from such sources will be sufficient to meet the cash requirements of the Company.

     This news release may contain forward-looking statements as defined by federal securities laws, that are based on current expectations and involve a number of known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risks and uncertainties include among others, the following: general economic and business conditions; the ability of the Company to implement its business strategy; the Company's ability to successfully identify new business opportunities; changes in the industry; competition; the effect of regulatory and legal proceedings. The forward-looking statements contained in this news release speak only as of the date of release; and the Company does not undertake to revise those forward-looking statements to reflect events after the date of this release.

     Presented below are the consolidated balance sheet and comparative consolidated statements of operations for the year ended December 31, 2004.

                           TRANSTECH INDUSTRIES, INC.
                                AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                             As of December 31, 2004
                                   (In $000's)

                                     Assets
Cash and cash equivalents                             $ 1,038
Marketable securities                                   1,993
Accounts receivable, net of reserves                      344
Refundable income taxes                                 1,111
Other current assets                                      325
m    Total current assets                               4,811
Other assets                                            1,920
   Total assets                                       $ 6,731

                      Liabilities and Stockholders' Equity
Total current liabilities                             $ 1,033
Income taxes payable                                    1,370
Accrued closure costs                                   2,181
Other liabilities                                          55
Stockholders' equity                                    2,092
      Total Liabilities and Stockholders' Equity      $ 6,731

CONSOLIDATED STATEMENTS OF OPERATIONS
                       (In $000's, except per share data)

                                               For the Year
                                            Ended December 31,
                                          2004               2003
Gross Revenues                         $ 1,321            $ 1,189
Less: Inter-company                       (962)              (891)
Net Revenues                               359                298
Cost of operations                      (1,720)            (1,642)
Other income (expense)(a)                2,276               (173)
Income (taxes) credit                      418                522
Net income (loss)                      $ 1,333            $  (995)

Income (loss) per common share:
  Net income (loss)                     $  .45             $ (.33)
Number of shares used in
  calculation                        2,979,190          2,979,190

(a) Amount for 2004 includes income of $2,332,000 resulting from a reduction of accrued federal income taxes and related interest.


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TRANSTECH INDUSTRIES, INC.
                              (Registrant)


                              By: /s/ Andrew J. Mayer, Jr.
                                 Andrew J. Mayer, Jr., Vice
                                 President-Finance, Chief
                                 Financial Officer and
                                 Secretary

Dated:  April 19, 2005